CONSENT AND AMENDMENT NO. 1
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      This CONSENT AND AMENDMENT NO. 1 (this "Amendment") is entered into as of this 12th day of October, 2007 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC"), (SMP, SI and MCC are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), SMP MOTOR PRODUCTS, LTD., a corporation amalgamated under the laws of Canada ("SMP Canada" and together with Borrowers, each a "Credit Party", and collectively, "Credit Parties"), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as Lender, and in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as a Co-Syndication Agent, WACHOVIA BANK, N.A., for itself, as Lender, and as a Co-Syndication Agent and JP MORGAN CHASE BANK, N. A., for itself, as a Lender, and as Documentation Agent.

      WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of March 20, 2007, by and among Borrowers, Credit Parties, Agent, Co-Syndication Agents, Documentation Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have made Loans to, and incurred Letter of Credit Obligations on behalf of Borrowers; and

      WHEREAS, an affiliate of the Borrowers intends to sell the property and building in Long Island City, N.Y., which building (the "Building") is the headquarters of SMP; and

      WHEREAS, Borrowers have requested Agent and Requisite Lenders to (i) consent to the partial leaseback of the Building, (ii) amend the definition of "EBITDA", (iii) amend the Maximum Capital Expenditure Amount for 2008, and (iv) waive compliance with Section 6.18 in order to permit SMP to enter into a lease for the Building (the "Building Lease Waiver"), and Agent and Requisite Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the Borrowers' duties to give further assurances to the Agent and Lenders pursuant to the terms of the Credit Agreement, the parties hereto agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      2. Consent and Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below and notwithstanding anything to the contrary contained in the Credit Agreement Agent and Requisite Lenders hereby
(x) consent to (i) the leaseback of approximately 200,000 square feet of space at the Building at an annual rental set forth in the lease agreement substantially in the form provided to Agent, (ii) the liquidation of SMP Real Estate LLC, and (iii) the prepayment, defeasance (which may include forming a new subsidiary to hold defeasance trust assets) or assignment of the existing mortgage financing secured by the Building, and (y) approve the Building Lease Waiver.

      3. Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

            (a) The defined term "EBITDA" contained in Annex A of the Credit Agreement is hereby amended by amending clause (b)(iii) thereof in its entirety to provide as follows:

                  "(iii) any aggregate net gain (but not any aggregate net loss)
            during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities); provided, that, in connection with any gain realized upon the sale of the Building and related land in Long Island City, NY, EBITDA shall not be reduced by that portion of the gain realized upon such sale which is equal to the cash taxes paid by SMP due to such gain,"

            (b) Section 1(b) of Annex G is hereby amended by deleting "$18,000,000" for Fiscal Year 2008 and inserting "$26,000,000" in its place and stead. In all other respects, Section 1(b) remains in full force and effect.

      4. Conditions of Effectiveness. This Amendment shall become effective as of the date upon which Agent shall have received ten (10) copies of this Amendment executed by Borrowers, Requisite Lenders and each of the Guarantors.

      5. Representations and Warranties. Borrowers hereby represent and warrant as follows:

            (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

      6. No Waiver. Except as set forth in Section 2 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      7. Effect on the Credit Agreement. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

      8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

      9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      10. Counterparts; Facsimile. This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

                               STANDARD MOTOR PRODUCTS, INC.

                               By:
                                  ------------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                               STANRIC, INC.

                               By:
                                  ------------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                               MARDEVCO CREDIT CORP.

                               By:
                                  ------------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                               SMP MOTOR PRODUCTS, LTD.

                               By:
                                  ------------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               as Agent and Lender

                               By:
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                       (SIGNATURES CONTINUED ON NEXT PAGE)

                               BANK OF AMERICA, N.A.,
                               as Co-Syndication Agent and Lender

                               By:
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                      --------------------------------------


                               WACHOVIA BANK, NATIONAL ASSOCIATION,
                               as Co-Syndication Agent and a Lender

                               By:
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                      --------------------------------------


                               JPMORGAN CHASE BANK, N.A.,
                               as Documentation Agent and a Lender

                               By:
                                   -----------------------------------------

                               Name:
                                    ----------------------------------------
                               Title:
                                      --------------------------------------


                               HSBC BANK USA, NATIONAL ASSOCIATION,
                               as Lender

                               By:
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                      --------------------------------------


                               WELLS FARGO FOOTHILL, LLC
                               as Lender

                               By:
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                      --------------------------------------


                       (SIGNATURES CONTINUED ON NEXT PAGE)

                               MERRILL LYNCH CAPITAL, a Division of
                               MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Lender

                               By:
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                      --------------------------------------


CONSENTED TO:


MOTORTRONICS, INC.

By:
    -----------------------------------------
Name:
     ----------------------------------------
Title:
       --------------------------------------


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